SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                 March 17, 2008


                     Mortgage Assistance Center Corporation
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

         Florida                      000-21627                  06-1413994
-----------------------------     ----------------           -------------------
(State or other jurisdiction      (Commission File              (IRS Employer
         incorporation)                Number)               Identification No.)

                       3141 Mockingbird Lane, Suite 1200W
                               Dallas, Texas 75047
           (Address of principal executive offices including Zip Code)


                                 (214) 670-0005
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

3

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

     Effective March 17, 2008, Mr. Rod Cain Jones has resigned as a director of the Company. Mr. Jones did not provide the Company with any reasons for his resignation. A copy of Mr. Jones' resignation letter is attached to this Report.

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits

99.1     Resignation Letter dated March 17, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MORTGAGE ASSISTANCE
                                           CENTER CORPORATION

Date: March 20, 2008
                                           /s/ Ron Johnson
                                           ---------------
                                           Ron Johnson
                                           President and Chief Executive Officer